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                                                                    EXHIBIT 10.5

                     [AUTONOMOUS TECHNOLOGIES LETTERHEAD]



                                 July 22, 1998


Mr. Daniel S. Och
OZ Master Fund, Ltd.
Citicorp Center, 43rd Floor
153 E. 53rd Street
New York, NY 10022

     Re: Amendment to Convertible Stock Purchase Agreement and Registration Rights Agreement between OZ Master Fund, Ltd. and Autonomous Technologies Corporation and to the Certificate of Designation of Convertible Preferred Stock, Series I of Autonomous Technologies Corporation


Dear Mr. Och:

     Autonomous Technologies Corporation (the "Company") proposes the following amendments to the Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") and the Registration Rights Agreement, both dated April 16, 1998, as well as to the Certificate of Designation of Convertible Preferred Stock, Series I of Autonomous Technologies Corporation (the "Certificate of Designation") in order to (i) extend the date for the Registration Statement to be declared effective by 45 days, (ii) limit the number of shares of Common Stock into which the 500 shares of Series I Convertible Preferred Stock (the "Initial Shares") purchased at the Initial Closing are convertible, (iii) limit the number of shares of Common Stock into which the 400 shares of Series I Convertible Preferred Stock (the "Option Shares") purchased at the Option Closing are convertible, (iv) reflect that the Common Shares into which the Option Shares are convertible will be separately registered in the event the Option is exercised, (v) reflect that the 300,000 shares of Common Stock underlying the Warrant will be separately registered in the event the Option is exercised, and
(vi) extend the time within which the Option must be exercised:

     1. In accordance with the provisions of Article 4, Section 4.1(c) of the Purchase Agreement, such section is amended in its entirety to read:

          (c) Underlying Shares Registration Statement. The Underlying Shares Registration Statement with respect to the Underlying Shares issuable on conversion of the Initial Shares to be sold hereunder, shall have been declared effective under the Securities Act by the Commission or before
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                  August 9, 1998 and shall not be subject to any stop order and no stop order shall be pending or threatened as of the Initial Closing Date.

     2. Article 4 Section 4.2 of the Purchase Agreement is amended in its entirety to read:

          4.2     Conditions Precedent to Option Closing.  The obligation of the
                  --------------------------------------
                  Purchaser to acquire and pay for the Shares and the Warrant to be purchased at the Option Closing is subject to the satisfaction or waiver by the Purchaser, at or before the Option Closing, of each of the conditions applicable to the Initial Closing but as of the date of such Option Closing, provided, however, that the Underlying Shares Registration Statement with respect to the Underlying Shares issuable on conversion of the Option Shares and the shares underlying the Warrant to be sold hereunder, shall have been declared effective under the Securities Act by the Commission and shall not be subject to any stop order and no stop order shall be pending or threatened as of the Option Closing Date.

     3. The Purchase Agreement, the Registration Rights Agreement and the Certificate of Designation are hereby amended, wherever appropriate, to reflect that the Initial Shares are convertible into a maximum of 1,750,000 shares of the Company's Common Stock.

     4. The Purchase Agreement, the Registration Rights Agreement and the Certificate of Designation are hereby amended, wherever appropriate, to reflect that in the event the Option is exercised, the Option Shares and the Initial Shares, together, are convertible into an aggregate maximum of 20% of the Company's Common Stock outstanding on the Initial Closing Date minus one share.

     5. The Purchase Agreement and the Registration Rights Agreement are hereby amended where appropriate, to reflect that, in order to exercise the Option, and in addition to the other conditions precedent to the Option Closing that are not inconsistent with the terms found herein, the Purchaser shall send an irrevocable written notice to the Company to exercise the Option, subject only to a Registration Statement for those shares of Common Stock underlying the Option Shares being declared effective within 60 days of the Company's receipt of such notice of exercise. Thus, the Company shall file a second "shelf" Registration Statement for the Registerable Securities into which the Option Shares are convertible and for the Registerable Securities underlying the Warrant within 20 days after the Company's receipt of the irrevocable notice to exercise the Option Shares; and further, that such Registerable Securities are not to be registered in that Registration Statement which has been filed with the Commission registering those Registerable Securities into which the Initial Shares are convertible. Further, the Company shall use its commercially reasonable efforts to keep such second "shelf" Registration Statement effective during the Effectiveness Period in
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          the same manner and with the same exceptions as the Registration
          Statement for the shares underlying the Initial Shares.

     6. Section 1.3(iii) The Purchase Agreement is hereby amended in its entirety to read as follows:

          (iii) The Option must be exercised, if at all, by the later of (a) 56 days after the effectiveness of the Registration Statement on Form S-3 filed for those shares of Common Stock underlying the Initial Shares or (b) the close of business on November 10, 1998.

Except as modified herein, the terms and conditions of the Purchase Agreement, the Registration Rights Agreement and the Certificate of Designation shall remain in full force and effect.



                                    Autonomous Technologies Corporation


                                    /s/ Randy W. Frey
                                    Randy W. Frey
                                    Chairman of the Board


     By signing below, OZ Master Fund, Ltd. agrees to the above amendments to the Stock Purchase Agreement, the Registration Rights Agreement and the Certificate of Designation.

OZ Master Fund, Ltd.
By: OZ Management, L.L.C.



By: /s/ Daniel S. Och
   ---------------------
Name:  Daniel S. Och
Title:  Managing Member